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                                                                   EXHIBIT 10.19


           SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CONTINGENT
                MULTICURRENCY NOTE PURCHASE COMMITMENT AGREEMENT


     THIS AMENDMENT (this "Amendment"), dated as of November 20, 1998, is made to the Second Amended and Restated Contingent Multicurrency Note Purchase Commitment Agreement, dated as of January 15, 1998 (as heretofore or hereafter amended, modified or supplemented from time to time and in effect, the "Agreement"), between Storage Technology Corporation ("Borrower") and Bank of America National Trust and Savings Association ("BofA"). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms by the Agreement.

     WHEREAS, Borrower and BofA desire to amend and supplement the Agreement as hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:


                                    ARTICLE I
                             AMENDMENTS TO AGREEMENT

     Section 1.1 Amendment to Definition of "LIBOR Fixing Date". Section 1.02(a)(ii) of the Agreement is hereby amended and restated to read in its entirety as follows:

     "LIBOR Fixing Date" means each date which is specified as a "LIBOR Fixing Date" on Schedule II hereto, as in effect from time to time, and is also designated in any Supplement as a LIBOR Fixing Date, provided, that Borrower shall specify LIBOR Fixing Dates so that the LIBOR Fixing Date applicable to any Purchase Date shall be the third Eurodollar Business Day preceding such Purchase Date.

     Section 1.2 Amendment to Definition of "Maturity Date". Section 1.02(a)(iv)(A) of the Agreement is hereby amended and restated to read in its entirety as follows:

     (A) No Maturity Date shall fall less than four Eurodollar Business Days after the immediately preceding Determination Date, unless otherwise agreed by Borrower and BofA, it being hereby agreed that (i) the Determination Date falling on December 23, 1998 will have a related Maturity Date falling on December 28, 1998, and (ii) the Determination Date falling on December 29, 1999 will have a related Maturity Date falling on January 4, 2000;

     Section 1.3 Amendment to Section 1.02(a). The last sentence of Section 1.02(a) of the Agreement is hereby amended and restated to read in its entirety as follows:



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     In the event that the date specified as a LIBOR Fixing Date, a
Determination Date or a Maturity Date in Schedule II differs from the date so specified in any Supplement, the Supplement shall control.

     Section 1.4 Amendment to Section 6.01(h)(ii)(A). Section 6.01(h)(ii)(A) of the Agreement is hereby amended and restated to read in its entirety as follows:

          (A) on such Purchase Date, after giving effect to any payment of Purchase Price and any payment of principal and interest on any outstanding Notes on such Purchase Date, the Aggregate Purchase Price does not exceed $85,000,000;

     Section 1.5 Amendment to Section 6.01(h)(ii)(C). Section 6.01(h)(ii)(C) of the Agreement is hereby amended and restated to read in its entirety as follows:

          (C) as of the last day of the immediately preceding Fiscal Quarter, for which a Compliance Certificate has been delivered pursuant to Section 6.01(g)(vii), the Available Cash Amount, as shown in such Compliance Certificate, is greater than $200,000,000; and

     Section 1.6 Amendment to Schedule II. Schedule II to the Agreement is hereby amended and restated in its entirety to read as set forth in Exhibit A attached hereto.

     Section 1.7 Amendment to Supplements. Annex 1 to each of the Supplements dated August 27, 1997, January 7, 1998, May 19, 1998, August 26, 1998, August 28, 1998 and October 9, 1998, is hereby amended and restated in its entirety to read as set forth in Exhibit B-1, Exhibit B-2, Exhibit B-3, Exhibit B-4, Exhibit B-5 and Exhibit B-6, respectively.

     Section 1.8 Amendment to Exhibit 5.01(d). Exhibit 5.01(d) to the Agreement is hereby amended and restated in its entirety to read as set forth in Exhibit C attached hereto.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

     Section 2.1 Representations and Warranties. Borrower hereby represents and warrants to BofA that:

          (a) Representations and Warranties. The representations and warranties of Borrower contained in the Agreement are true and correct on and as of the date of this Amendment as though made on and as of such date, and

          (b) No Termination Event. Both before and after giving effect to this Amendment, no event shall exist that constitutes a Termination Event or an Unmatured Termination Event.



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                                   ARTICLE III
                                  MISCELLANEOUS

     Section 3.1 Agreement Document Pursuant to Agreement. This Amendment is an Agreement Document executed pursuant to the Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Agreement.

     Section 3.2 Successors, Transferees and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors, transferees and assigns.

     Section 3.3 Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall be taken together as one agreement.

     Section 3.4 Governing Law. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAWS.

     Section 3.5 Reaffirmation of Agreement. As amended and supplemented by this Amendment, the Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed in all respects. From and after the date hereof, all references to the Agreement in any agreement, instrument or document shall be references to the Agreement as amended and supplemented hereby.

     Section 3.6 Headings. The various captions in this Amendment are provided solely for convenience of reference and shall not affect the meaning or interpretation of any provision of this Amendment.

     Section 3.7 Complete Agreement. The Agreement (including this Amendment and the Exhibits and Schedules to the Agreement and this Amendment) and the other Agreement Documents contain the entire understanding of the parties with respect to the transactions contemplated hereby and thereby and supersedes all prior arrangements or understandings with respect thereto.

     Section 3.8 Severability. Whenever possible, each provision of this Amendment will be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Amendment, except to the extent that such prohibition or invalidity would constitute a material change in the terms of this Amendment taken as a whole.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                            STORAGE TECHNOLOGY CORPORATION


                                            By:    /s/ Kenneth M. Baird
                                               -------------------------------
                                             Name:     Kenneth M. Baird
                                                  ----------------------------
                                             Title:    Assistant Treasurer
                                                   ---------------------------



                                            BANK OF AMERICA NATIONAL TRUST AND
                                            SAVINGS ASSOCIATION


                                            By:    /s/ Kevin McMahon
                                               -------------------------------
                                             Name:     Kevin McMahon
                                                  ----------------------------
                                             Title:    Managing Director
                                                   ---------------------------

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                                   SCHEDULE II


     to the Second Amended and Restated Contingent Multicurrency Note Purchase Commitment Agreement







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                                   EXHIBIT B-1


               TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
           CONTINGENT MULTICURRENCY NOTE PURCHASE COMMITMENT AGREEMENT



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                                   EXHIBIT B-2


               TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
           CONTINGENT MULTICURRENCY NOTE PURCHASE COMMITMENT AGREEMENT



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                                   EXHIBIT B-3


               TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
           CONTINGENT MULTICURRENCY NOTE PURCHASE COMMITMENT AGREEMENT



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                                   EXHIBIT B-4


               TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
           CONTINGENT MULTICURRENCY NOTE PURCHASE COMMITMENT AGREEMENT



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                                   EXHIBIT B-5


               TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
           CONTINGENT MULTICURRENCY NOTE PURCHASE COMMITMENT AGREEMENT




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                                   EXHIBIT B-6


               TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
           CONTINGENT MULTICURRENCY NOTE PURCHASE COMMITMENT AGREEMENT